Exhibit 99.1

Range Impact Reports 2Q 2026 Financial Results

CLEVELAND, OHIO – (August 12, 2026) – Range Impact, Inc. (OTC: RNGE) (“Range Impact” or the “Company”), a public company dedicated to acquiring, reclaiming, and redeveloping legacy coal mines throughout Appalachia, reported its results for the second quarter ended June 30, 2026.

Range Impact’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 was filed with the Securities and Exchange Commission on August 12, 2026 and is available for viewing at https://rangeimpact.com/investors/. Since the information provided in this press release is limited to selected financial and operational information, shareholders and interested parties are encouraged to read the Company’s full Form 10-Q available on its website.

2Q 2026 Highlights

○	Earned royalty income of $1,109,661 in 2Q 2026 and $2,025,041 during the first half of 2026

○	Incurred cash operating expenses of $526,743 in 2Q 2026 and $991,548 during the first half of 2026

○	Invested $2,376,460 of cash into mine site reclamation activities during the first half of 2026

○	Raised new equity capital of $1,942,500 during the first half of 2026

○	Reduced debt outstanding by $200,000 from $1,800,000 to $1,600,000 during the first half of 2026

○	Recorded total stockholders’ equity of $36,894,559 as of June 30, 2026

Michael Cavanaugh, Range Impact’s Chief Executive Officer, stated, “I am pleased with our 2Q 2026 and first half of 2026 financial results as royalty income exceeded our cash operating expenses and excess cash flow was used to fund reclamation activities on our mine properties, thereby unlocking additional land for future redevelopment.” Cavanaugh added, “We continue to actively explore land redevelopment projects focused on our core end uses, including power generation, data centers, rare earth elements, agriculture, housing, and health. I am encouraged by the substantial progress of our team during the first half of 2026 and we continue to remain acutely focused on executing our value creation plan for our shareholders.”

About Range Impact, Inc.

Headquartered in Cleveland, Ohio, Range Impact’s mission is to become a catalyst for long-term economic growth in disadvantaged coal communities throughout Appalachia and develop long-term solutions to environmental, social, and health challenges resulting from decades of coal mining. Our strategy is to acquire large former coal mines burdened by legacy permits and bond obligations, reclaim the former coal mines to unlock the underlying value of the land, and redevelop the land to meet strategically essential future needs of the United States, including power generation, data centers, rare earth elements, agriculture, housing, and health.

Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” as that term is defined in Section 27(a) of the Securities Act of 1933, as amended and Section 21(e) of the Securities Exchange Act of 1934, as amended. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors that could cause actual outcomes and results to be materially different from those indicated in such statements. Such factors include, among others, the inherent uncertainties associated with new projects and development stage companies, timing of clinical trials and product development, business strategy and new lines of business. These forward-looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our annual report on Form 10-K for the most recent fiscal year, our quarterly reports on Form 10-Q and other periodic reports filed from time-to-time with the Securities and Exchange Commission.

Range Impact, Inc.

Investor Relations

P: +1 (216) 304-6556

E: ir@rangeimpact.com

W: www.rangeimpact.com